ORDER FOR SUPPLIES OR SERVICES

PAGE 1 OF PAGES 10

IMPORTANT: Mark all packages and papers with contract and/or order numbers

1. DATE OF ORDER	September 25, 2006
2. CONTRACT NO. (if any)	GS35F5869HB C-DPC-22358
3. ORDER NO.	T0009
4. REQUISITION/REFERENCE NO.	R-2004-AY-00311
5. ISSUING OFFICE (Address correspondence to)	Department of Housing and Urban Development
6. SHIP TO: a. NAME OF CONSIGNEE	U.S. Department of Housing and Urban Development
b. STREET ADDRESS	451 7th ST., SW, Room 5106
c. CITY	WASHINGTON
d. STATE	DC
e. ZIP CODE	20410-3000
f. SHIP VIA	

7. TO:

a. NAME OF CONTRACTOR	Mr. Stephen Murray
b. COMPANY NAME	Paradigm Solutions Corporation
c. STREET ADDRESS	3600 Tower Oaks Boulevard, Suite 500
d. CITY	Rockville
e. STATE	MD
f. ZIP CODE	20852

8. TYPE OF ORDER

☒ a. PURCHASE
REFERENCE YOUR
Please furnish the following on the terms and conditions specified on both sides of this order and on the attached sheet, if any, including delivery as indicated.

☐ b. DELIVERY – Except for billing instructions on the reverse, this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above-numbered contract.

9. ACCOUNTING AND APPROPRIATION DATA: See Page 2

10. REQUISITIONING OFFICE: Office of Community and Planning Development

11. BUSINESS CLASSIFICATION (Check appropriate box(es)): ☒ a. SMALL ☐ b. OTHER THAN SMALL ☐ c. DISADVANTAGED ☐ d. WOMEN-OWNED

12. F.O.B. POINT	Destination
13. PLACE OF a. INSPECTION	Destination
13. PLACE OF b. ACCEPTANCE	Destination
14. GOVERNMENT B/L NO.	
15. DELIVER TO F.O.B. POINT ON OR BEFORE (Date)	September 26, 2006
16. DISCOUNT TERMS	Net

17. SCHEDULE (See reverse for Rejections)

ITEM NO. (a)	SUPPLIES OR SERVICES (b)	QUANTITY ORDERED (c)	UNIT (d)	UNIT PRICE (e)	AMOUNT (f)	QUANTITY ACCEPTED (g)
	The Contractor shall provide Perfective Maintenance Support for the CPD SNAPS Re-engineering Services in accordance with attached SOW. Stephen P Murray 9/25/04 Accepted by / Date Stephen P Murray, V.P OPS					

18. SHIPPING POINT	
19. GROSS SHIPPING WEIGHT	
20. INVOICE NO.	

SEE BILLING INSTRUCTIONS ON REVERSE

21. MAIL INVOICE TO:

a. NAME	U. S. Department of Housing & Urban Development CPO ACCOUNTING CENTER
b. STREET ADDRESS (or P.O. Box)	P.O. BOX 901013
c. CITY	FT. WORTH
d. STATE	TX
e. ZIP CODE	76101

17(h) TOT. (Cont. pages)

17(i) GRAND TOTAL: $3,809,772

22. UNITED STATES OF AMERICA BY (Signature): Catherine Baskin

23. NAME (Typed): Catherine Baskin
TITLE: CONTRACTING/ORDERING OFFICER

NSN 7540-01-152-8083
PREVIOUS EDITION NOT USABLE

OPTIONAL FORM 347 (REV. 6/95)
Prescribed by GSA/FAR 48 CFR 53.213(f)

ORDER FOR SUPPLIES OR SERVICES

PAGE 1 OF PAGES 10

IMPORTANT: Mark all packages and papers with contract and/or order numbers

1. DATE OF ORDER: September 25, 2004
2. CONTRACT NO. (If any): GS35F5869H / C-OPC-22358
3. ORDER NO.: 70010
4. REQUISITION/REFERENCE NO.: R-2004-AY-00399
5. ISSUING OFFICE (Address correspondence to): Department of Housing and Urban Development

6. SHIP TO:
a. NAME OF CONSIGNEE: U.S. Department of Housing and Urban Development
b. STREET ADDRESS: 451 7th ST., SW, Room 5106
c. CITY: WASHINGTON
d. STATE: DC
e. ZIP CODE: 20410-3000
f. SHIP VIA:

7. TO:
a. NAME OF CONTRACTOR: Mr. Stephen Murray
b. COMPANY NAME: Paradigm Solutions Corporation
c. STREET ADDRESS: 2600 Tower Oaks Boulevard, Suite 500
d. CITY: Rockville
e. STATE: MD
f. ZIP CODE: 20852

8. TYPE OF ORDER
☒ a. PURCHASE
REFERENCE YOUR
Please furnish the following on the terms and conditions specified on both sides of this order and on the attached sheet, if any, including delivery as indicated.

☐ b. DELIVERY – Except for billing instructions on the reverse, this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above-numbered contract.

9. ACCOUNTING AND APPROPRIATION DATA: See Page 2
10. REQUISITIONING OFFICE: Office of Community and Planning Development

11. BUSINESS CLASSIFICATION (Check appropriate box(es))
☒ a. SMALL ☐ b. OTHER THAN SMALL ☐ c. DISADVANTAGED ☐ d. WOMEN-OWNED

12. F.O.B. POINT: Destination
13. PLACE OF
a. INSPECTION: Destination
b. ACCEPTANCE: Destination
14. GOVERNMENT B/L NO.:
15. DELIVER TO F.O.B. POINT ON OR BEFORE (Date): July 9, 2007
16. DISCOUNT TERMS: Net

17. SCHEDULE (See reverse for Rejections)

ITEM NO. (a)	SUPPLIES OR SERVICES (b)	QUANTITY ORDERED (c)	UNIT (d)	UNIT PRICE (e)	AMOUNT (f)	QUANTITY ACCEPTED (g)
	The Contractor shall provide Perfective Maintenance Support for the CFO IDIS Re-engineering Services Phase I and 2 in accordance with attached SOW.					
	Stephen P Murray 9/25/04 Accepted by Date Stephen P Murray V.P of Ops					

18. SHIPPING POINT:
19. GROSS SHIPPING WEIGHT:
20. INVOICE NO.:
17(h) TOT. (Cont. pages)

SEE BILLING INSTRUCTIONS ON REVERSE

21. MAIL INVOICE TO:
a. NAME: U. S. Department of Housing & Urban Development, CFO ACCOUNTING CENTER
b. STREET ADDRESS (or P.O. Box): P.O. BOX 901013
c. CITY: FT. WORTH
d. STATE: TX
e. ZIP CODE: 76101

$9,445,396 — 17(i) GRAND TOTAL

22. UNITED STATES OF AMERICA BY (Signature): Catherine Baskin
23. NAME (Typed): Catherine Baskin
TITLE: CONTRACTING/ORDERING OFFICER

NSN 7540-01-152-8083
PREVIOUS EDITION NOT USABLE

OPTIONAL FORM 347 (REV. 6/95)
Prescribed by GSA/FAR 48 CFR 53.213(f)

ORDER FOR SUPPLIES OR SERVICES

PAGE 1 OF PAGES 1

IMPORTANT: Mark all packages and papers with contract and/or order numbers

1. DATE OF ORDER: September 25, 2004
2. CONTRACT NO. (if any): GS35F5869HB C-OPC-22358
3. ORDER NO.: T0011
4. REQUISITION/REFERENCE NO.: R-2004-AY-00535
5. ISSUING OFFICE (Address correspondence to): Department of Housing and Urban Development
6. SHIP TO:
a. NAME OF CONSIGNEE: U.S. Department of Housing and Urban Development
b. STREET ADDRESS: 451 7th ST., SW, Room 5106
c. CITY: WASHINGTON d. STATE: DC e. ZIP CODE: 20410-3000
f. SHIP VIA:

7. TO:
a. NAME OF CONTRACTOR: Mr. Stephen Murray
b. COMPANY NAME: Paradigm Solutions Corporation
c. STREET ADDRESS: 2600 Tower Oaks Boulevard, Suite 500
d. CITY: Rockville e. STATE: MD f. ZIP CODE: 20852

8. TYPE OF ORDER
☒ a. PURCHASE
REFERENCE YOUR:
Please furnish the following on the terms and conditions specified on both sides of this order and on the attached sheet, if any, including delivery as indicated.
☐ b. DELIVERY – Except for billing instructions on the reverse, this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above-numbered contract.

9. ACCOUNTING AND APPROPRIATION DATA: See Page 2
10. REQUISITIONING OFFICE: Office of Community and Planning Development

11. BUSINESS CLASSIFICATION (Check appropriate box(es))
☒ a. SMALL ☐ b. OTHER THAN SMALL ☐ c. DISADVANTAGED ☐ d. WOMEN-OWNED

12. F.O.B. POINT: Destination
13. PLACE OF: a. INSPECTION: Destination b. ACCEPTANCE: Destination
14. GOVERNMENT B/L NO.:
15. DELIVER TO F.O.B. POINT ON OR BEFORE (Date): August 15, 2005
16. DISCOUNT TERMS: Net

17. SCHEDULE (See reverse for Rejections)

ITEM NO. (a)	SUPPLIES OR SERVICES (b)	QUANTITY ORDERED (c)	UNIT (d)	UNIT PRICE (e)	AMOUNT (f)	QUANTITY ACCEPTED (g)
	The Contractor shall provide Perfective Maintenance Support for the CPD IDSys Re-engineering Services in accordance with attached SOW.					
	Stephen P Murray 9/25/04 Accepted by Date Stephen P Murray V.P. of Ops					

18. SHIPPING POINT:
19. GROSS SHIPPING WEIGHT:
20. INVOICE NO.:
17(h) TOT. (Cont. pages)

SEE BILLING INSTRUCTIONS ON REVERSE

21. MAIL INVOICE TO:
a. NAME: U. S. Department of Housing & Urban Development CFO ACCOUNTING CENTER
b. STREET ADDRESS (or P.O. Box): P.O. BOX 901013
c. CITY: FT. WORTH d. STATE: TX e. ZIP CODE: 76101

$415,859 17(i) GRAND TOTAL

22. UNITED STATES OF AMERICA BY (Signature): Catherine Baskin
23. NAME (Typed): Catherine Baskin
TITLE: CONTRACTING/ORDERING OFFICER

NSN 7540-01-152-8083
PREVIOUS EDITION NOT USABLE

OPTIONAL FORM 347 (REV. 6/95)
Prescribed by GSA/FAR 48 CFR 53.213(f)

ORDER FOR SUPPLIES OR SERVICES

PAGE 1 OF PAGES 3

IMPORTANT: Mark all packages and papers with contract and/or order numbers

1. DATE OF ORDER	03/11/2005
2. CONTRACT NO. (If any)	GS-35F-5869H/C-OPC-22358
4. ORDER NO.	T0012
4. REQUISITION/REFERENCE NO.	R-2005-AY-00265
5. ISSUING OFFICE (Address correspondence to)	U.S. Dept. of Housing & Urban Development Office of the Chief Procurement Officer 451 7th St. SW, Room 5266 Washington, DC 20410

6. SHIP TO:

a. NAME OF CONSIGNEE	Sharon R. Bogans, 202/708-0614 ext 6009 U.S. Department of Housing & Urban Development
b. STREET ADDRESS	451 7th Street, SW – Room
c. CITY	Washington
d. STATE	DC
e. ZIP CODE	20410
f. SHIP VIA	

7. TO:

a. NAME OF CONTRACTOR	Mr. Stephen Murray
b. COMPANY NAME	Paradigm Solutions Corporation
c. STREET ADDRESS	2600 Oaks Blvd., Suite 500
d. CITY	Rockville
e. STATE	MD
f. ZIP CODE	20852-4821

8. TYPE OF ORDER

☒ a. TASK

REFERENCE YOUR:

Please furnish the following on the terms and conditions specified on both sides of this order and on the attached sheet, if any, including delivery as indicated.

☐ b. DELIVERY – Except for billing instructions on the reverse, this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above-numbered contract.

9. ACCOUNTING AND APPROPRIATION DATA: See Page 2

10. REQUISITIONING OFFICE: Off. of Administration & Off. of the Chief Information Offi

11. BUSINESS CLASSIFICATION (Check appropriate box(es)): ☒ a. SMALL ☐ b. OTHER THAN SMALL ☐ c. DISADVANTAGED ☐ d. WOMEN-OWNED

12. F.O.B. POINT	Destination
13. PLACE OF a. INSPECTION	Destination
13. PLACE OF b. ACCEPTANCE	Destination
14. GOVERNMENT B/L NO.	
15. DELIVER TO F.O.B. POINT ON OR BEFORE (Date)	03/10/2006
16. DISCOUNT TERMS	

17. SCHEDULE (See reverse for Rejections)

ITEM NO. (a)	SUPPLIES OR SERVICES (b)	QUANTITY ORDERED (c)	UNIT (d)	UNIT PRICE (e)	AMOUNT (f)	QUANTITY ACCEPTED (g)
	The contractor shall provide Operational Support and Corrective Maintenance of CPD Systems in accordance with SOW dated March 10, 2005. The period of performance is from March 11, 2005 through March 10, 2006. [signature] 3/10/05 Accepted by Stephen Murray Date Steven R. Miller for Stephen Murray Director of Contracts					

SEE BILLING INSTRUCTIONS ON REVERSE

18. SHIPPING POINT	
19. GROSS SHIPPING WEIGHT	
20. INVOICE NO.	
21. MAIL INVOICE TO: a. NAME	U.S. Department of Housing & Urban Development, CFO Accounting Center
b. STREET ADDRESS (or P.O. Box)	P.O. Box 901013
c. CITY	Ft. Worth
d. STATE	TX
e. ZIP CODE	76101
17(h) TOTAL	$2,246,983.00

22. UNITED STATES OF AMERICA BY (Signature) [signature]

23. NAME (Typed) Catherine Baskin

TITLE: CONTRACTING/ORDERING OFFICER

NSN 7540-01-152-8083
PREVIOUS EDITION NOT USABLE

OPTIONAL FORM 347 (REV. 6/95)
Prescribed by GSA/FAR 48 CFR

ACCOUNTING AND APPROPRIATION DATA

Line No.	Obligation No. Reservation No. BFY(s)	Fund Code Budget Org. Code Cost Org. Code	Program Budget Obj. Code Amd No.	Reporting Cat. Job Number Closed BFYs/Fund	Obligated Amt.
001 001	5QC22358012 2005AY0265 2005	05WCTR FYP FYP	2500 2580	 0025219I	$35,861
002 002	5QC22358012 2005AY0265 2005	05WCTR FYP FYP	2500 2580	 0025219J	$8,958
003 003	5QC22358012 2005AY0265 2005	05WCTR FYP FYP	2500 2580	 0025220I	$978,705
004 004	5QC22358012 2005AY0265 2005	05WCTR FYP FYP	2500 2580	 0025220J	$244,675
005 005	5QC22358012 2005AY0265 2005	05WCTR FYP FYP	2500 2580	 0025221I	$220,212
006 006	5QC22358012 2005AY0265 2005	05WCTR FYP FYP	2500 2580	 0025221J	$66,963
007 007	5QC22358012 2005AY0265 2005	05WCTR FYP FYP	2500 2580	 0025222I	$157,348
008 008	5QC22358012 2005AY0265 2005	05WCTR FYP FYP	2500 2580	 0025222J	$39,337
009 009	5QC22358012 2005AY0265 2005	05WCTR FYP FYP	2500 2580	 0025223I	$246,067
010 010	5QC22358012 2005AY0265 2005	05WCTR FYP FYP	2500 2580	 0025223J	$66,988

C-OPC-22358
OPC-T0012
PARADIGM SOLUTIONS CORPORATION
VENDOR TIN #: 522011293

ACCOUNTING AND APPROPRIATION DATA

Line No.	Obligation No., Reservation No. BFY(s)	Fund Code Budget Org. Code Cost Org. Code	Program Budget Obj. Code Amd No.	Reporting Cat. Job Number Closed BFYs/Fund	Obligated Amt.
011	5OC22358012	05WCTR	2500		
011	2005AY0265	FYP	2580	0025224I	$165,403
	2005	FYP			
012	5OC22358012	05WCTR	2500		
012	2005AY0265	FYP	2580	0025224J	$28,379
	2005	FYP			
		TOTAL OBLIGATION:			$2,248,983

SECTION B – PRICE SCHEDULE

Services and Prices for the Office of Community Planning and Development (CPD) Systems. Performance in accordance with PWS, Section 7.0 – Operational Support and Corrective Maintenance.

Option Period 2				
CLIN #	Description	Quantity/Unit	Unit Price	Total Price
20001	Operational Support and Corrective Maintenance (7.0)			
20001A	RC/EZ/EC (7.1)	12 Months	$ 17,227.16	$ 206,725.92
20001B	Title V (7.2)	12 Months	$ 2,951.18	$ -0-
20001C	DRGR (7.3)	12 Months	$ 16,390.36	$ 196,684.30
20001D	IDIS (7.4)	12 Months	$ 101,948.29	$ 1,223,379.53
20001E	GMP (7.5)	12 Months	$ 22,938.73	$ 275,264.74
20001F	SNAPS (7.6)	12 Months	$ 26,253.75	$ 315,044.98
20001G	EDSYS (7.7)	4 Months	$ 7,470.91	$ 29,884.00
				$ 2,248,983.12

ORDER FOR SUPPLIES OR SERVICES

PAGE 1 OF 4 PAGES

IMPORTANT: Mark all packages and papers with contract and/or order numbers

1. DATE OF ORDER: 03/11/2005	2. CONTRACT NO. (If any): GS-35F-5869H/C-OPC-22358
3. ORDER NO.: 20011	4. REQUISITION/REFERENCE NO.: R-2005-AX-00268
5. ISSUING OFFICE (Address correspondence to): U.S. Dept. of Housing & Urban Development, Office of the Chief Procurement Officer, 451 7th St. SW, Room 5264, Washington, DC 20410	

6. SHIP TO:

a. NAME OF CONSIGNEE: Sharon R. Bogans, 202/708-0614 ext 6809, U.S. Department of Housing & Urban Development

b. STREET ADDRESS: 451 7th Street, SW - Room

c. CITY: Washington | d. STATE: DC | e. ZIP CODE: 204.0

f. SHIP VIA:

7. TO:

a. NAME OF CONTRACTOR: Mr. Stephen Murray

b. COMPANY NAME: Paradigm Solutions Corporation

c. STREET ADDRESS: 2600 Oaks Blvd., Suite 500

d. CITY: Rockville | e. STATE: MD | f. ZIP CODE: 20852-4221

8. TYPE OF ORDER

☒ a. TASK

REFERENCE YOUR:

Please furnish the following on the terms and conditions specified on both sides of this order and on the attached sheet, if any, including delivery as indicated.

☐ b. DELIVERY — Except for billing instructions on the reverse, this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above-numbered contract.

9. ACCOUNTING AND APPROPRIATION DATA: See Page 2

10. REQUISITIONING OFFICE: Off. of Administration & Off. of the Chief Information Officer

11. BUSINESS CLASSIFICATION (Check appropriate box(es))
☒ a. SMALL ☐ b. OTHER THAN SMALL ☐ c. DISADVANTAGED ☐ d. WOMEN-OWNED

12. F.O.B. POINT: Destination

13. PLACE OF: a. INSPECTION: Destination | b. ACCEPTANCE: Destination

14. GOVERNMENT B/L NO.:

15. DELIVER TO F.O.B. POINT ON OR BEFORE (Date): 03/10/2006

16. DISCOUNT TERMS:

17. SCHEDULE (See reverse for Rejections)

ITEM NO. (a)	SUPPLIES OR SERVICES (b)	QUANTITY ORDERED (c)	UNIT (d)	UNIT PRICE (e)	AMOUNT (f)	QUANTITY ACCEPTED (g)
	The contractor shall provide Adaptive Maintenance of CPD Systems in accordance with PWS dated March 10, 2005. The period of performance is March 11, 2005 through March 10, 2006.					
	[signature] 3/10/05 Accepted by Stephen Murray Date Steven Ziegler for Stephen Murray Director of Contracts					

18. SHIPPING POINT: | 19. GROSS SHIPPING WEIGHT: | 20. INVOICE NO.:

17(h) TOTAL (Cont. pages)

SEE BILLING INSTRUCTIONS ON REVERSE

21. MAIL INVOICE TO:

a. NAME: U.S. Department of Housing & Urban Development, CFO Accounting Center

b. STREET ADDRESS (or P.O. Box): P.O. Box 901013

c. CITY: Ft. Worth | d. STATE: TX | e. ZIP CODE: 76101

$1,883,847.00 17(i) GRAND TOTAL

22. UNITED STATES OF AMERICA BY (Signature): [signature]

23. NAME (Typed): Catherine Baskin

TITLE: CONTRACTING/ORDERING OFFICER

NSN 7540-01-152-8083
PREVIOUS EDITION NOT USABLE

OPTIONAL FORM 347 (REV. 6/95)
Prescribed by GSA/FAR 48 CFR 53.213(e)

Page 2
C-OPC-22356
OPC-T0013
PARADIGM SOLUTIONS CORPORATION
VENDOR TIN #: 522011293

ACCOUNTING AND APPROPRIATION DATA

Line No.	Obligation No. Reservation No. BFY(s)	Fund Code Budget Org. Code Cost Org. Code	Program Budget Obj. Code Amd No.	Reporting Cat. Job Number Closed BFYs/Fund	Obligated Amt.
001 007	5QC22356013 2005AY0268 2005	05WCTF FYP FYP	2500 2580	 0025219J	$31,147
002 008	5QC22356013 2005AY0268 2005	05WCTF FYP FYP	2500 2580	 0025220J	$208,047
003 009	5QC22356013 2005AY0268 2005	05WCTF FYP FYP	2500 2580	 0025221J	$196,551
004 010	5QC22356013 2005AY0268 2005	05WCTF FYP FYP	2500 2580	 0025223J	$1,450,002
		TOTAL OBLIGATION:			$1,883,847

SECTION B – PRICE SCHEDULE

Services and Prices for the Office of Community Planning and Development (CPD) Systems. Performance in accordance with PWS, Section 8.0 – Analysis of Adaptive and Perfective Maintenance. *(Note: The amount for each system totals shall not be exceeded for CLIN 20002A through CLIN 20002P.)*

Option Period 2							
CLIN #	**PWS Section**	**Description**	**Level of Effort**	**Quantity**	**Unit**	**Unit Price**	**Total Amount Obligated**
20002A	8.2	EZ/EC	Low Medium High	25 12 6	Each Each Each	$ 2,978.00 $ 4,791.00 $ 25,570.00	-0-
20002B	8.2	Title V	Low Medium High	4 0 0	Each Each Each	$ 2,978.00 $ 4,791.00 $ 25,570.00	-0-
20002C	8.2	DRGR	Low Medium High	12 16 5	Each Each Each	$ 2,978.00 $ 4,791.00 $ 25,570.00	-0-
20002D	8.2	IDIS	Low Medium High	30 26 9	Each Each Each	$ 2,978.00 $ 4,791.00 $ 25,570.00	$ 83,700.00
20002E	8.2	GMP	Low Medium High	20 10 4	Each Each Each	$ 2,978.00 $ 4,791.00 $ 25,570.00	$ 86,228.00
20002F	8.2	SNAP	Low Medium High	25 30 12	Each Each Each	$ 2,978.00 $ 4,791.00 $ 25,570.00	$ 473,880.00
20002G	8.2	EDSYS	Low Medium High	18 12 6	Each Each Each	$ 2,978.00 $ 4,791.00 $ 25,570.00	-0-

SECTION B – PRICE SCHEDULE

Option Period 2 Continued

CLIN #	PWS Section	Description	Level of Effort	Quantity	Unit	Unit Price	Total Price
20002I	6.3.1	EZ/EC	Low Medium High	100 50 10	Each Each Each	$ 2,587.00 $ 4,825.00 $ 30,363.00	-0-
20002J	6.3.2	Title V	Low Medium High	4 0 0	Each Each Each	$ 2,587.00 $ 4,825.00 $ 30,363.00	-0-
20002K	6.3.3	DRGR	Low Medium High	10 28 14	Each Each Each	$ 2,587.00 $ 4,825.00 $ 30,363.00	-0-
20002L	6.3.4	IDIS	Low Medium High	12 23 9	Each Each Each	$ 2,482.00 $ 4,628.00 $ 28,514.00	$ 142,347.00
20002M	6.3.5	GMP	Low Medium High	20 10 6	Each Each Each	$ 2,587.00 $ 4,825.00 $ 30,363.00	$ 130,423.00
20002N	6.3.6	SNAP	Low Medium High	20 40 15	Each Each Each	$ 2,587.00 $ 4,825.00 $ 30,363.00	$ 978,122.00
20002O	6.3.7	EDSYS	Low Medium High	18 14 5	Each Each Each	$ 2,587.00 $ 4,825.00 $ 30,363.00	$ 31,147.00
						TOTAL	$ 1,883,847.00

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE	OF	PAGES
	1		6

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST NO.	5. PROJECT NO. (If applicable)
M0003	March 11, 2005	R-2005-AY-00268/R-2005-AY-00265	

6. ISSUED BY CODE
Dept. of Housing & Urban Development
Ofc. of the Chief Procurement Officer
451 7th Street SW – Room 5266
Washington, DC 20410

7. ADMINISTERED BY (If other than Item 6) CODE
Catherine Baskin,
Contract Specialist
(202) 708-0614 ext. 6723

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and ZIP Code)
Paradigm Solutions, Corporation
Attn: Mr. Stephen Murray
2600 Oaks Blvd., Suite 500
Rockville, MD 20852-4221

CODE | FACILITY CODE

(✓) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO.
GS-35F-5869H/C-OPC-22158

10B. DATED (SEE ITEM 13)
03/11/05

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of offers ☐ is extended ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or, (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
SEE INDIVIDUAL TASK ORDERS

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) AS SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b)

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 52.217-9 "Option to Extend the Term of the Contract"

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

1. Option Period 2 is hereby exercised in accordance with FAR 52.217-9. The period of performance is from March 11, 2005 through March 10, 2006. See Section B attached for the Price Schedule.

2. The SOW has been revised to delete the HOPE3 System, update all references from YB-RHEOP to EDSYS, reduce the level of effort for the RC/EZ/EC and SNAPS systems, and revise Section 3.3.2, page 27 to change response time to facilitated session meetings from 2 days to 3 days. In addition, the HOPE3 System has been deleted from the Pricing Schedule, in Section B for Option Periods 2 and 3, CLINS 20001H, 30001H, 20002H, 20002P, 30002H, and 30002P.

3. All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Steven Miller Director of Contracts		Catherine Baskin	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[signature] (Signature of person authorized to sign)	3/10/05	BY [signature: Catherine Baskin] (Signature of Contracting Officer)	3/10/05